________________________________________________________________________________


[CIGNA TREE LEAVES GRAPHIC APPEARS HERE]


________________________________________________________________________________


                                                                  CIGNA VARIABLE
                                                             PRODUCTS INVESTMENT
                                                                 GRADE BOND FUND
________________________________________________________________________________

                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 2001











                                      [CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]
                                                                           CIGNA

________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

Our report for CIGNA Variable Products Investment Grade Bond Fund (the "Fund") covering the six months ended June 30, 2001 follows.

MARKET SUMMARY

The financial markets overall were marked by increased volatility during the second quarter, highlighted by the Federal Reserve's (Fed's) three additional interest rate cuts and the tightening of fixed income credit spreads early in the quarter, which subsequently widened again in June, especially in the lower credit quality sectors. Corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, produced a return of 1.12% for the quarter. These results correspond to approximately 25 basis points of credit spread tightening, most of which occurred during the months of April and May. According to Lehman Brothers, the first half of 2001 ranked as the best "annual" excess return period since tracking began in 1989, surpassing the 1991 record.

The high yield bond sector has registered mixed results for the year to date. While high yield continues to be attractive from a valuation perspective, it was accompanied by significant volatility in certain industries, such as technology and telecommunications. For the first half of 2001, the Lehman Brothers High Yield Bond Index returned 3.93%, dropping from a high of over 6% at the end of the first quarter.

The 0.56% total return of the Lehman Brothers Aggregate Bond Index for the second quarter, in contrast to the first quarter's return of 3.40%, reflects little progress, as rising long-term interest rates dampened total returns within the bond market.

PERFORMANCE

The Fund outperformed the Lehman Brothers Aggregate Bond Index return for the six months ended June 30, 2001 by 53 basis points, as it posted a net total return of 4.15%, versus the 3.62% return of the Index. The majority of the Fund's positive performance was attributed to our approximate 20% overweight position in the corporate bond sector. Corporate bonds outperformed other major investment-grade fixed income asset classes on an absolute and duration-adjusted basis for both the second quarter and first half of 2001. The factors contributing to these strong results were primarily related to positive technical trends, including multiple Fed rate cuts, a steeper Treasury curve, investors' appetites for increased risk, and the scarcity of long duration spread product.

During the first half, we were underweighted in mortgage-backed securities
(MBS). Our strategy was based on concerns over the faster pace of mortgage pre-payments, due to increased refinancing. While we believed MBS would outperform U.S. Treasuries, our analysis concluded that corporate bonds offered the most compelling value. The MBS underweight helped fund our corporate position. This strategy worked, as the MBS sector generated one of the lowest duration-adjusted returns among the Lehman Aggregate Index sectors.

Also during the first half, we maintained a relatively conservative allocation of about 6% to the high yield sector in the portfolio. However, our security selection, specifically allocations to Winstar and PSI Net, contributed to the negative high yield return. We still like the valuations on high yield, and, as a result in June, we entered into a total return swap on the Bear Stearns High Yield Index. This trade represents a portfolio position of approximately 0.8%. The swap allows us to gain exposure to the broad high yield sector, while minimizing security-specific risk.

________________________________________________________________________________
                                                                               2



OUTLOOK

We remain constructive on the corporate bond market, given our positive view of corporate America's credit quality and leverage ratios, as well as our expectations for a pick-up in economic growth. As companies continue to rein in spending for capital expenditures, thereby reducing borrowing needs, we expect leverage ratios to improve. Any deleveraging that does occur, coupled with even a modest increase in economic growth, should begin to improve companies' free cash flow, which, in turn, should enhance credit quality. We believe our portfolio strategy to overweight spread product - primarily corporate bonds - is a sound one for the long-term.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   3
June 30, 2001 (Unaudited)

                                                PRINCIPAL       VALUE
                                                 (000)          (000)
---------------------------------------------------------------------------
LONG-TERM BONDS - 91.1%
Consumer and Retail - 1.6%
Budget Group, Inc., 9.13%, 2006                     $  660          $  264
Fleming Companies, Inc., 10.63%, 2007                  100             101
Kroger Company, 7.5%, 2031                             210             205
Levi Strauss & Co.,
    6.80%, 2003                                        650             575
    11.63%, 2008                                       280             252
Saks, Inc., 7.38%, 2019                                120              89
Hilfiger (Tommy) USA, Inc., 6.85%, 2008                100              90
Vlasic Foods, 10.25%, 2009 (a)                       1,930             536
                                                            ---------------
                                                                     2,112
                                                            ---------------
ENTERTAINMENT AND COMMUNICATIONS - 11.1%
AOL Time Warner, Inc., 7.63%, 2031                     680             680
AT&T Canada, Inc., 7.65%, 2006                       1,010           1,004
British Telecommunications PLC,
    8.88% (coupon change based on rating), 2030      1,730           1,877
Charter Communication Holding, 10.75%, 2009            650             674
Citizens Communications Company, 9.25%, 2011           875             906
Clear Channel Communication, 7.88%, 2005               850             890
ITT Corp., 7.40%, 2025                                 325             285
Jones Intercable, Inc., 7.63%, 2008                    180             185
Lenfest Communications, Inc., 8.25%, 2008              895             931
Lucent Technologies, Inc., 6.45%, 2029                 280             160
Spectrasite Holdings, Inc.
    Step Coupon (0% to 3/15/05),  2010                 230              97
Sprint Capital Corp., 7.63%,  2011                     855             845
Sun Microsystems Inc., 7.35%, 2004                     870             889
Tele Communications, Inc., 9.8%,  2012                 600             714
Telewest Communications, PLC,
    Step Coupon (0% to 4/15/04), 2009                  190              90
    Step Coupon (0% to 2/1/05), 2010                   385             183
Time Warner, Inc.,
    8.18%, 2007                                        775             839
    9.13%, 2013                                        100             115
Voicestream Wireless Corp.,
    Step Coupon (0% to 11/15/04), 2009               1,190             978


                                               PRINCIPAL        VALUE
                                                 (000)          (000)
---------------------------------------------------------------------------
ENTERTAINMENT AND COMMUNICATIONS (CONTINUED)
Winstar Communications, Inc.,
    Step Coupon (0% to 4/15/00), 2010 (a)           $1,175         $     6
    12.75%, 2010 (a)                                   660               7
Worldcom, Inc.,
    7.50%, 2011                                      1,795           1,747
    8.25%, 2031                                        505             493
                                                            ---------------
                                                                    14,595
                                                            ---------------
FINANCIAL - 15.8%
American General Capital Corp.,
    8.13%, 2046 (144A security acquired
    Jan. and Mar. 2001 for $595) (b)                   595             633
Bank of America, 7.8%, 2010                            535             568
BSCH Issuances Ltd., 7.63%, 2010                       555             576
Citigroup, Inc.,
     5.75%, 2006                                       750             743
     7.25%, 2010                                       300             311
Credit Suisse First Boston Commercial Mortgage
     5.94%, 2006                                       676             674
     6.72%, 2007                                       398             402
First Union-Lehman Brothers Comm. Mortgage,
     6.79%, 2012                                       362             363
     6.60%, 2029                                       848             865
     7.30%, 2029                                       725             757
Ford Motor Credit Co.,
     6.88%, 2006                                     1,055           1,075
     7.38%, 2009                                     1,205           1,218
General Motors Acceptance Corp., 6.75%, 2006         1,620           1,652
Global Crossing Holdings Limited, 8.70%, 2007
     (144A security acquired Jan. and Feb. 2001
     for $305) (b)                                     340             258
Goldman Sachs Group, Inc., 6.88%, 2011                 580             578
Hanvit Bank, 12.75%, 2010 (144A security
     acquired May 2001 for $287) (b)                   270             290
Household Finance Corp., 6.75%, 2011                   710             701
ING Capital Funding Trust, 8.44% 2010                1,315           1,395
Korea Development Bank, 7.63%, 2002 (144A
     security acquired Apr. 2000 for $198)(b)          200             206
Morgan (J.P.) Chase, 6.75%, 2011                       820             822


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA Variable Products Investment Grade Bond Fund INVESTMENTS IN SECURITIES   4
June 30, 2001 (Unaudited) (Continued)

                                                       PRINCIPAL       VALUE
                                                        (000)          (000)
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Morgan Stanley, Dean Witter, Discover & Co.,
     6.10%, 2006                                    $  870          $  868
Old Kent Bank, 7.75%, 2010                             500             525
Pemex Project Funding Master Trust, 9.13%, 2010
     (144A security acquired May 2001 for
     $592 ) (b)                                        570             598
Prudential Insurance Co., 6.88%, 2003                1,015           1,038
Sanwa Bank Limited N Y, 7.40%, 2011                  1,090           1,057
Shinhan Bank, 7.25%, 2002
     7.25%, 2002                                     1,170           1,188
     7.25%, 2002 (144A security acquired
     Dec. 2000 for $10) (b)                             10              10
Takefuji  Corp., 9.20%, 2011 (144A security
     acquired Apr. and Mar. 2001 for $701)(b)          690             712
TPSA Financial BV, 7.75%, 2008 (144A security
     acquired May 2001 for $580) (b)                   690             675
                                                            ---------------
                                                                    20,758
                                                            ---------------
FOREIGN GOVERNMENT - 2.0%
Brazil (Federal Republic of) 10.13%, 2027              220             159
Poland (Government of),
     Step Coupon (4.25% to 10/01/01), 2024             610             465
Foreign Government (continued)
Quebec (Province of Canada),
    5.50%, 2006                                        630             620
    7.50%, 2023                                        840             894
Russian Federation Step Coupon (5.00% to 3/31/07),
    2030                                               600             283
United Mexican States, 10.38%, 2009                    235             263
                                                            ---------------
                                                                     2,684
                                                            ---------------
INDUSTRIAL - 4.6%
Apple Computer, Inc.,  6.50%, 2004                     170             166
Georgia Pacific Corp.,
    7.38%, 2025                                        365             311
    8.88%, 2031                                        660             660
Kaiser Aluminum & Chemical Corp., 12.75%, 2003         430             389
Lockheed Martin Corp.,
    8.2%, 2009                                         640             690
    8.50%, 2029                                      1,090           1,210


                                                    PRINCIPAL          VALUE
                                                       (000)           (000)
--------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
Lukens, Inc., 7.63%, 2004                           $  670           $ 168
National Steel Corp., 9.88%, 2009                      390             152
Raytheon Co., 8.20%, 2006                              820             859
Reliance Industries Ltd., 10.25%, 2097 (144A
    security acquired Jan. and May 2001 for $413)(b)   500             414
TFM  SA DE CV, Step Coupon (0% to 6/15/02), 2009       850             731
USX Marathon Group, 8.13%, 2023                        345             365
                                                                 ---------------
                                                                      6,115
                                                                 ---------------
OIL & GAS - 2.0%
Coastal Corp.,  7.50%, 2006                            570             588
Conoco, Inc., 6.95%, 2029                              170             163
Occidental Petroleum Corp.,
    7.65%, 2006                                        600             634
    9.25%, 2019                                        500             582
Williams Companies, Inc., 7.50%, 2031
    (144A security acquired Mar. 2001 for $647) (b)    670             624
                                                                 ---------------
                                                                     2,591
                                                                 ---------------
SERVICES - 0.4%
Laidlaw, Inc., 7.88%, 2005 (a)                       1,040             494
PSI Net, Inc., 11.00%, 2009 (a)                        750              47
                                                                 ---------------

                                                                        541
                                                                 ---------------
STRUCTURED SECURITIES - 6.3%
American Express Credit, Ser.1999-1A, 5.60%, 2006     1,200           1,213
Beaver Valley II Funding Corp., 8.63%,  2007            830             859
Comm 1999-1, A1, 6.15%, 2032                            848             854
IMC Home Equity Loan, 6.65%, 2029                       741             749
Mississippi Business Finance Corp., 7.81%, 2024         500             461
Nomura Asset Securities Corp., 6.78%, 2030              434             436
Qwest Capital Funding, Inc.,
    7.75%, 2006 (144A security acquired Mar.
    2001 for $493) (b)                                  465             487
    7.90%, 2010                                         725             746
Residential Funding Mortgage, Ser. 1996,
    7.75%, 2026                                         613             627

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   5
June 30, 2001 (Unaudited) (Continued)

                                                       PRINCIPAL       VALUE
                                                        (000)          (000)
--------------------------------------------------------------------------------
STRUCTURED SECURITIES (CONTINUED)
Solomon Brothers Mortgage Securities VII, 6.34%,
    2033                                              $ 703          $  705
Unicredito Italiano Capital Trust, 9.20%, 2010 (144A
    security acquired May and Jun. 2001 for
    $1,191) (b)                                       1,090           1,179
                                                                 ---------------
                                                                      8,316
                                                                 ---------------
TRANSPORTATION - 1.3%
American Airlines, 6.82%, 2011                          720             725
Burlington Northern Santa Fe, 8.13%, 2020               420             446
Northwest Airlines, Inc., 8.88%, 2006                   260             257
Systems 2001 Asset Trust LLC, 7.16%, 2011
     (144A security acquired  Jun. 2001 for $305) (b)   305             303
                                                              ---------------
                                                                      1,731
                                                              ---------------
UTILITIES - 2.7%
AES Corp., 9.50%, 2009                                  150             153
Cleveland Electric Illuminating Co.,
     7.67%, 2004                                         45              47
     7.43%, 2009 (144A security acquired
     Jan. and Mar. 2001 for $156) (b)                   150             149
Empressa Nacional De Electric, 8.13%, 2097              735             558
Korea Electric Power Corp., 6.38%, 2003                 980             988
Niagara Mohawk Power Co.,
     7.38%, 2003                                        250             257
PG&E National Energy Group, 10.38%, 2011
     (144A security acquired May 2001 for $257) (b)     260             261
Progress Energy, Inc., 7.10%, 2011                      600             607
Texas Utilities Co., 6.38%, 2004                        500             501
                                                              ---------------
                                                                      3,521
                                                              ---------------

U.S. GOVERNMENT & AGENCIES - 43.3%
Freddie Mac,
     5.00%, 2004                                         710             712
     6.63%, 2009                                       2,830           2,928
     6.75%, 2029                                         760             776
     8.00%, 2030 (30 yr., Gold)                          418             431
     TBA's
     6.00%, 2016                                       2,850           2,810
     6.50%, 2016                                       3,400           3,405



                                                      PRINCIPAL       VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Fannie Mae,
     7.00%, 2015                                    $  1,622        $  1,650
     8.00%, 2030                                       3,089           3,191
     7.00%, 2031                                       6,186           6,213
     8.00%, 2031                                       1,585           1,637
     TBA's
     6.00%, 2016                                       2,800           2,758
     6.50%, 2016                                       6,125           6,129
     6.00%, 2031                                       1,575           1,509
     6.50%, 2031                                       9,650           9,496
     7.00%, 2031                                         450             451

Ginnie Mae, TBA -  6.0%, 2031                          2,575           2,487
U.S. Treasury Bond, 8.75%, 2017                        3,550           4,607
U.S. Treasury Notes,
    5.75%, 2002                                          300             307
    7.88%, 2004                                        4,915           5,383
                                                                   -------------
                                                                      56,880
                                                                   -------------
TOTAL LONG-TERM BONDS
    (Cost - $121,003)                                                119,844
                                                                   -------------

                                                        NUMBER OF
                                                           SHARES
                                                        ---------
PREFERRED STOCK - 1.7%
California Federal Cap Corp., 9.13%                        29,995        758
Centaur Funding Corp., 9.08%
    (144A security acquired Jan. 2001 for $462) (b)       445,000        476
Citigroup, Inc., 2.93%                                     16,700        731
Fuji JGB Investments LLC, Step Coupon (9.87% to
    6/30/08), (144A security acquired May 2001
    for $262) (b)                                           2,750        261
                                                                   -------------
TOTAL PREFERRED STOCK
    (Cost  - $2,231)                                                   2,226
                                                                   -------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES 6 June 30, 2001 (Unaudited) (Continued)

                                                       MARKET          % OF
                                                        VALUE        LONG-TERM
                                                        (000)          BONDS
________________________________________________________________________________
SHORT-TERM OBLIGATIONS - 28.0%
Money Market Fund -  27.9%
CIGNA Variable Products Money Market Fund                 $36,637      $ 36,637
U.S. Government   - 0.1%
U.S. Treasury Bills, 4.68%, 8/2/2001 (c)                      100           100
Total Short-Term Obligations
    (Cost - $36,737)                                               -------------
                                                                         36,737
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES - 120.8%
    (Total Cost - $159,971) (e)                                         158,807
Liabilities in excess of other assets - (20.8%)                         (27,322)
                                                                   -------------
NET ASSETS - 100.0%                                                   $ 131,485
                                                                   =============


(a)     Indicates defaulted security.
(b) Indicates restricted security; the aggregate value of restricted securities is $7,538,078 (aggregate cost $7,451,870) which is approximately 5.7% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Pledged as collateral for financial futures contracts. At June 30, 2001, the Fund was long 31 5-year U.S. Treasury Notes and 19 30-year U.S. Treasury Bond futures contracts, and was short 4 2-year and 78 10-year U.S. Treasury Note futures contracts, all expiring in September 2001. Net unrealized gains amounted to $18,444. Underlying face values of the long and short positions were $5,118,156 and ($8,470,837), respectively, and underlying market values were $5,109,594 and ($8,480,719), respectively.
(d) TBA (to be announced) refers to government sponsored enterprises' pools that are bought and sold for future settlement.
(e) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $160,332,280 was as follows:
        Aggregate gross unrealized appreciation for
        all investments in which there was an excess
        of value over tax cost                                          681,894
        Aggregate gross unrealized depreciation for
        all investments in which there was an excess of
        tax cost over value                                          (2,207,236)
                                                       -------------------------
        Unrealized depreciation - net                              $ (1,525,342)
                                                       =========================



     ---------------------------------------------------------------
     QUALITY RATINGS* OF LONG-TERM BONDS (UNAUDITED)
     June 30, 2001
                                               MARKET      % OF
                                               VALUE     LONG-TERM
     LONG-TERM BONDS                           (000)      BONDS
     ---------------------------------------------------------------
     Aaa/AAA                                   $59,342    49.5%
     Aa/AA                                       4,176     3.5
     A/A                                        15,335    12.8
     Baa/BBB                                    25,427    21.2
     Ba/BB                                       5,017     4.2
     B/B                                         2,166     1.8
     Below B                                     2,055     1.7
     Not Rated                                   6,326     5.3
                                             ---------- ------------
                                               $119,844    100.0%
                                             =======================
     *The higher of Moody's or Standard & Poor's Ratings.
     ---------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             7



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments in securities at value              $ 158,807
Receivable for investments sold                    15,792
Interest receivable                                 1,422
Receivable from investment adviser                     43
Futures variation margin receivable                    18
                                              ------------
      Total assets                                176,082
                                              ------------
Liabilities:
Payable for investments purchased                  44,502
Custodian fees payable                                 30
Accrued audit and legal fees payable                    8
Shareholder reports payable                             7
Other accrued expenses (including $25
    due to affiliate)                                  33
Swap payable                                            4
Other                                                  13
                                              ------------
      Total liabilities                            44,597
                                              ------------
NET ASSETS                                      $ 131,485
                                              ============
COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 126,933
Undistributed net investment income                 3,451
Accumulated net realized gain                       2,251
Net unrealized depreciation of investments,
    Futures and swaps                              (1,150)
                                              ------------
NET ASSETS                                      $ 131,485
                                              ============
SHARES OUTSTANDING                                 12,791
                                              ============
NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE                                        $ 10.28
                                              ============
COST OF INVESTMENTS                             $ 159,971
                                              ============



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME:
INCOME:
    Interest                                              $ 3,600
    Dividends                                                  49
                                                       -----------
                                                            3,649
EXPENSES:
    Investment advisory fees                                  268
    Custodian fees                                             60
    Administrative fees                                        25
    Audit and legal fees                                        9
    Registration fees                                           7
    Shareholder reports                                         3
    Other                                                       2
                                                       -----------
    Total expenses                                            374
    Less expenses waived by adviser                           (87)
                                                       -----------
    Net expenses                                              287
                                                       -----------
NET INVESTMENT INCOME                                       3,362
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
    Net realized gain from investments                      3,312
    Net realized gain from futures contracts                   57
    Net unrealized depreciation of investments             (2,721)
    Net unrealized appreciation from futures contracts         25
    Net unrealized depreciation from swap contracts            (4)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS                                            669
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 4,031
                                                       ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             8



STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                        FOR THE SIX       FOR THE YEAR
                                                       MONTHS ENDED         ENDED
                                                       JUNE 30, 2001      DECEMBER 31,
                                                        (UNAUDITED)          2000
                                                      ----------------    -----------
Operations:
Net investment income                                      $    3,362        $ 4,376
Net realized gain (loss) from investments                       3,312            (92)
Net realized gain (loss) from futures contracts                    57           (200)
Net unrealized appreciation (depreciation) of
  investments                                                  (2,721)         2,273
Net unrealized appreciation from futures contracts                 25            126
Net unrealized depreciation from swap contracts                   (4)              -
                                                      ----------------    -----------
Net increase in net assets
    From operations                                             4,031          6,483
                                                      ----------------    -----------
Dividends and Distributions:
From net investment income                                          -        (4,428)
                                                      ----------------    -----------
Capital Share Transactions:
Net proceeds from shares sold                                  49,375         50,258
Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions                                                   -          4,428
                                                      ----------------    -----------
                                                               49,375         54,686
Cost of shares redeemed                                        (5,935)       (11,988)
                                                      ----------------    -----------
Net increase from Fund share transactions                      43,440         42,698
                                                      ----------------    -----------
Net Increase in Net Assets                                     47,471         44,753
Net Assets:
Beginning of period                                            84,014         39,261
                                                      ----------------    -----------
End of period *                                            $  131,485       $ 84,014
                                                      ================    ===========
* Includes undistributed net
    Investment income of:                                  $    3,451          $  29
                                                      ================    ===========



                                                        FOR THE SIX       FOR THE YEAR
                                                       MONTHS ENDED         ENDED
                                                       JUNE 30, 2001      DECEMBER 31,
                                                        (UNAUDITED)          2000
                                                      ----------------    -----------
TRANSACTIONS IN CAPITAL STOCK
Shares sold                                                     4,863          5,130
Shares issued in reinvestment of
    dividends and distributions                                     -            449
                                                      ----------------    -----------
                                                                4,863          5,579
Shares redeemed                                                  (580)        (1,192)
                                                      ----------------    -----------
Net increase in shares outstanding                              4,283          4,387
                                                      ================    ===========


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             9




FINANCIAL HIGHLIGHTS

______________________________________________________________________________________________________________________
                                                        FOR THE SIX           FOR THE YEAR      FROM MAY 3,
                                                        MONTHS ENDED            ENDED             1999* TO
                                                       JUNE 30, 2001          DECEMBER 31,      DECEMBER 31,
                                                        (UNAUDITED)              2000               1999
______________________________________________________________________________________________________________________
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.87            $ 9.53            $  10.00
                                                           -----------        ----------          ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.26              0.54                0.33
Net realized and unrealized gain (loss)                          0.15              0.35               (0.48)
                                                           -----------        ----------          ----------

TOTAL FROM INVESTMENT OPERATIONS                                 0.41              0.89               (0.15)
                                                           -----------        ----------          ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income                                        -               (0.55)              (0.32)
                                                           -----------        ----------          ----------
TOTAL DIVIDENDS AND DISTRIBUTIONS                                 -               (0.55)              (0.32)
                                                           -----------        ----------          ----------
NET ASSET VALUE, END OF PERIOD                             $    10.28            $ 9.87             $  9.53
                                                           ===========        ==========          ==========
TOTAL INVESTMENT RETURN (b)                                      4.15% (c)         9.34%              (1.48)% (c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses                                                   0.66% (d)         0.70%               0.79% (d)
Fees and expenses borne by the adviser                           0.16% (d)         0.20%               0.29% (d)
Net expenses                                                     0.50% (d)         0.50%               0.50% (d)
Net investment income                                            6.04% (d)         6.66%               6.09% (d)
PORTFOLIO TURNOVER                                                245% (c)          320%                303% (c)
NET ASSETS, END OF PERIOD (000 OMITTED)                   $   131,485          $ 84,014            $ 39,261


(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
 * Commencement of operations


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(Unaudited)                                                                   10


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Investment Grade Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change did not have an impact on total net assets for the Fund, but resulted in a re-classification between cost of securities held, net investment income, net realized gains and losses and net unrealized appreciation/depreciation. Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, that were accreted over the life of the respective securities.

C. Federal Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. Dividends and Distributions to Shareholders - Distributions from net investment income and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent,

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(Unaudited) (Continued)                                                       11



a re-classification to paid in capital may be required.

E. FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

G. FORWARD CURRENCY TRANSACTIONS - The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

H. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - The Fund may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can take place a month or more after the transaction date, they are subject to market fluctuations. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(Unaudited) (Continued)                                                       12



I. SWAP AGREEMENTS - The Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive - e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

On June 20, 2001, the Fund entered into a swap agreement with Bear Stearns for a notional amount of $1,160,000. The terms of the agreement require the Fund to pay the LIBOR Rate (which is set monthly) plus 80 basis points and receive the monthly total return on the Bear Stearns High Yield Index, both based on the notional amount. The Fund records the net daily amount receivable/payable in an unrealized gain or loss account. The net receivable/payable is settled in cash monthly and recorded as capital gain or loss. The contract terminates on December 31, 2001.

J. MORTGAGE DOLLAR ROLLS - The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund accounts for such dollar rolls as financings. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities. The Fund engages in dollar rolls for the purpose of enhancing the Fund's yield.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average daily net assets. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2002, and thereafter to the extent described in the Fund's then current prospectus. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash, up to 25% of its total assets in the affiliated CIGNA Variable Products Money Market Fund (CVPMM) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Income Distributions from CVPMM, which amounted to $279,217 for the six months ended June 30, 2001, are recorded as interest income in the Statement of Operations.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(Unaudited) (Continued)                                                       13



and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2001, the Fund paid or accrued $24,727.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2001 were $174,666,562 and $155,027,825, respectively, for U.S. Government and Agency Obligations and $130,797,475 and $107,918,445, respectively, for all other securities.

5. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at June 30, 2001 were held by Connecticut General Life Insurance Company relating to variable annuity and universal life insurance contracts issued by that company.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            14




TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & Investment
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       PRESIDENT


Russell H. Jones                           Paul J. McDonald
VICE PRESIDENT AND TREASURER               SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
KAMAN CORPORATION                          FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY

--------------------------------------------------------------------------------------------------------------------


CIGNA Variable Products Investment Grade Bond Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06104.
________________________________________________________________________________